Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
At the end of each quarter, the Company makes an estimate of its annual effective income tax rate. The estimate used in the year-to-date
period may change in subsequent periods.
The income tax expense for the three months ended September 30, 2024 was $4.2 million compared to a tax benefit of $2.9 million for the three months ended September 30, 2023. The increase in tax expense was primarily driven by an increase in the Company’s earnings in 2024 compared to 2023.
The income tax expense for the nine months ended September 30, 2024 was $7.9 million compared to $6.7 million for the nine months ended September 30, 2023. The increase in tax expense was primarily due to an increase in earnings in 2024 which was partially offset by an increase in favorable discrete items.
The Company’s effective income tax rate for the nine months ended September 30, 2024 was 29.8% which differs from the U.S. federal statutory tax rate of 21% primarily due to the Company’s valuation allowance, tax on global intangible low-taxed
income (GILTI) and nondeductible expenses. These unfavorable items were partially offset by U.S. research and development credits and foreign derived intangible income (FDII).

17. Income Taxes
Income (loss) before income taxes included the following components (in thousands):

	Years Ended December 31,
	2023	2022
United States	$918	$(712)
Foreign	1,519	(1,899)

Income (loss) before income taxes	$2,437	$(2,611)

The income tax (provision) benefit consisted of (in thousands):

	Years Ended December 31,
	2023	2022
Current:
Federal	$(8,080)	$(2,077)
State	(297)	(159)
Foreign	(2,432)	(1,363)

	(10,809)	(3,599)
Deferred:
Federal	1,893	2,790
State	117	983
Foreign	1,747	(32)

	3,757	3,741

Income tax (provision) benefit	$(7,052)	$142

The differences between the income tax (provision) benefit on the income (loss) before income taxes at the federal statutory income tax rate and the income tax (provision) benefit shown in the accompanying consolidated statement of operations are presented in the table below (in thousands). A reclassification has been made in the prior year’s presentation to conform with the current year. This reclassification resulted in no changes to the Company’s results of operations:

	Years Ended December 31,
	2023	2022
(Provision) benefit at statutory rate	$(512)	$548
State and local taxes, net of federal tax benefit	(78)	(127)
Permanent differences and other	(359)	(506)
Provision to return adjustments	99	99
Gain on restructuring	—	(834)
Foreign-derived intangible income	1,575	435
Foreign currency gain	556	339
Transaction costs	(237)	(692)
Stock compensation	(78)	(321)
Rate adjustment	(343)	664
Research & development credits	1,031	936
Foreign rate differential	(262)	(395)
Uncertain tax positions	(49)	(8)
Valuation allowance	(8,395)	4

Income tax (provision) benefit	$(7,052)	$142

The components of the net deferred income tax liability were as follows (in thousands):

	December 31,
	2023	2022
Deferred income tax assets:
Accounts receivable	$502	$312
Inventories	4,553	4,597
Accrued expenses	3,010	2,681
Disallowed interest	20,830	10,723
Lease liabilities	1,758	1,538
Capitalized research and development	3,985	2,413
Credits	491	195
Net operating loss	3,731	494

	38,860	22,953
Deferred income tax liabilities:
Intangible and other long-term assets	(43,198)	(42,673)
Indefinite-lived intangible assets	(12,679)	(10,185)
Property, plant and equipment	(7,719)	(8,215)
Operating lease assets	(1,728)	(1,527)
Prepaid expenses	(368)	(389)
Unrealized gain	(1)	(543)
Other	—	(62)

	(65,693)	(63,594)

Net deferred income tax liability before valuation allowance	(26,833)	(40,641)
Valuation allowance	(9,952)	—

Net deferred income tax liability	$(36,785)	$(40,641)

The Company had state net operating loss carryforwards of approximately $8.2 million as of December 31, 2023, which begin to expire in 2036. As of December 31, 2023, the Company had federal and state research and development credits of approximately $0.1 million and $0.4 million, respectively, which carryforward indefinitely. As of December 31, 2023, the Company had foreign net operating loss carryforwards of $12.9 million and foreign research and development credits of $0.2 million. These net operating losses and credits carry forward indefinitely.
The realization of deferred income tax assets may be dependent on the Company’s ability to generate sufficient income in future years in the associated jurisdiction to which the deferred income tax assets relate. As of December 31, 2023, the Company determined that it was not more likely than not to realize some of its deferred tax assets related to its disallowed interest carryforward, foreign net operating loss carryforwards and foreign research and development credits, and therefore has established valuation allowances of $8.4 million, $1.4 million and $0.2 million against its federal and foreign deferred tax assets, respectively.
The Company files income tax returns in the United States in various state jurisdictions, and in Germany and the UK, with varying statutes of limitations. The Company is subject to income tax examination by Federal, state and foreign tax authorities for years generally beginning in 2019.

The Company recognizes the benefits of tax return positions if it is determined that the positions are
“more-likely-than-not”
to be sustained by the taxing authority. Interest and penalties accrued on unrecognized tax benefits will be recorded as tax expense in the period incurred.
The change in unrecognized tax benefits were as follows (in thousands):

Unrecognized tax benefit as of January 1, 2022	$534
Additions based on tax positions related to the current year	15
Additions based on tax positions from prior years	—
Reductions for tax positions of prior years	(32)
Reductions due to lapse of the applicable statute of limitations	—

Unrecognized tax benefit as of December 31, 2022	517
Additions based on tax positions related to the current year	34
Additions based on tax positions from prior years	—
Reductions for tax positions of prior years	—
Reductions due to lapse of the applicable statute of limitations	—

Unrecognized tax benefit as of December 31, 2023	$551

The Company’s policy is to record
tax-related
interest and penalties within the tax provision. On December 31, 2023 interest or penalties related to uncertain tax positions were not material. The Company does not expect any significant increases or decreases to its unrecognized tax benefits within the next twelve months.
The Company has not recognized a deferred tax liability for the undistributed earnings of the Company’s foreign operations as the Company considers these earnings to be permanently reinvested. For the years ended December 31, 2023 and 2022, the undistributed earnings of the Company’s foreign subsidiaries were not material.